NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Core Plus Bond Fund
(formerly, Lehman Brothers NVIT Core Plus Bond Fund)

Prospectus Supplement dated May 21, 2009
to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1. Effective May 4, 2009, the Fund’s subadviser, Lehman Brothers Asset Management LLC (“LBAM”), was sold to Neuberger Berman Group LLC (“Neuberger Berman”), a newly independent company (the “Transaction”). Prior to that date, LBAM was a wholly-owned subsidiary of Lehman Brothers Holdings Inc. Neuberger Berman is majority-owned by an employee group consisting of portfolio managers and senior professionals of the newly independent company and its investment adviser subsidiaries, including LBAM. Lehman Brothers Holdings Inc. retains a minority interest in Neuberger Berman. Upon completion of the Transaction on May 4, 2009, LBAM changed its name to Neuberger Berman Fixed Income LLC (“NBFI”), and an “assignment” of its subadvisory agreement with the Trust occurred, causing such subadvisory agreement to terminate automatically. At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 12, 2009, in anticipation of completion of the Transaction, the Board approved a new subadvisory agreement with NBFI, which took effect immediately upon the closing of the Transaction. The new subadvisory agreement with NBFI is identical in all material respects to the Trust’s previous subadvisory agreement with LBAM. In order to ensure continued provision of subadvisory services by NBFI to the Fund, the Board approved the new subadvisory agreement in reliance upon the Manager of Manager’s Exemptive Order the Trust has obtained from the Securities and Exchange Commission, which permits the hiring of an unaffiliated subadviser with Board, but not shareholder, approval.

Except to the extent provided in Section 2 of this Supplement below, the portfolio managers for the Fund currently are expected to remain the same.

Shareholders as of May 4, 2009 soon will receive an Information Statement as required under the Trust’s Manager of Manager’s Exemptive Order with more detailed information about Neuberger Berman Fixed Income LLC.

2. Effective immediately, the information under the section entitled “Portfolio Management” on page 5 has been restated in its entirety as follows:

         PORTFOLIO MANAGEMENT

        Andrew A. Johnson and Thanos Bardas comprise the team that manages the Fund on behalf of Neuberger Berman Fixed Income LLC (“NBFI”).

        Andrew A. Johnson is a Director and Managing Director of NBFI and joined the predecessor firm to NBFI in 1989. Mr. Johnson is the head of investment-grade fixed income and lead portfolio manager for multiple core bond portfolios. He is the Chief Investment Officer for investment-grade strategies with responsibility for the overall direction of the investment process and research. Mr. Johnson is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products Team. Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago.

         Thanos Bardas is a Senior Vice President of NBFI and joined the predecessor firm to NBFI in 1998. Mr. Bardas serves as a co-portfolio manager on multiple portfolios for NBFI. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams. Mr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from State University of New York at Stony Brook.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.